UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006 (December 24, 2006)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 333-67232

11-3618510
(I.R.S. Employer Identification Number)

Britannia House, 960 High Road
London N12 9RY, United Kingdom
(Address of principal executive offices) (Zip Code)

011.44.8451087777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Agreement with Halman-Aldubi Provident Funds Ltd. and Halman-Aldubi Pension Funds Ltd.

On December 24, 2006, Xfone, Inc. (the “Registrant”) entered into an Agreement to sell to Halman-Aldubi Provident Funds Ltd. and Halman-Aldubi Pension Funds Ltd. an aggregate of 344,828 restricted shares of its common stock (the "Shares"), at a purchase price of $2.90 per share, together with an aggregate of 172,414 warrants to purchase shares of its common stock (the "Warrants"), at an exercise price of $3.40 per share and with a term of five years (the "Financing").

The Shares and the Warrants are offered and to be sold without registration under the Securities Act of 1933 (the "Act") to a limited number of accredited investors in reliance upon the exemption provided by Section 4(2) of the Act and Rule 506 promulgated thereunder, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. An appropriate restrictive legend will be placed on the certificates representing the Shares and the Warrants, as well as on the certificates representing the shares underlying the Warrants upon exercise, unless registered under the Act prior to issuance.

Pursuant to the terms of the Agreement, the Registrant is obligated to file with the U.S. Securities and Exchange Commission, no later than May 31, 2007, a registration statement registering the resale of the Shares and the shares underlying the Warrants upon exercise.

The gross cash proceeds to be received from the Financing will be $1,000,000. The net proceeds of the Financing are expected to be used for general working capital and/or investment in equipment and/or acquisition and/or business development.

The closing of the Financing is dependent on the obtaining of the approvals of the American Stock Exchange and the Tel Aviv Stock Exchange for listing the Shares and the shares underlying the Warrants upon exercise.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities.

Stock Purchase Agreement with the Registrant’s Chairman of the Board

On December 25, 2006, the Board of Directors entered into an oral Stock Purchase Agreement with the Registrant’s Chairman of the Board, Mr. Abraham Keinan, pursuant to which the Registrant repurchased from Mr. Keinan 100,000 restricted shares of its common stock at a price of $2.70 per share (market price at that day was $2.80 per share). The Stock Purchase Agreement was approved by all non-interested members of the Board of Directors, following a review and discussion by the Registrant’s Audit Committee.

The 100,000 shares were returned to the Registrant for cancellation on December 26, 2006.

Item 3.02 Unregistered Sales of Equity Securities.

Agreement with Halman-Aldubi Provident Funds Ltd. and Halman-Aldubi Pension Funds Ltd.

On December 24, 2006, Xfone, Inc. entered into an Agreement to sell to Halman-Aldubi Provident Funds Ltd. and Halman-Aldubi Pension Funds Ltd. an aggregate of 344,828 restricted shares of its common stock (the "Shares"), at a purchase price of $2.90 per share, together with an aggregate of 172,414 warrants to purchase shares of its common stock (the "Warrants"), at an exercise price of $3.40 per share and with a term of five years.

The Shares and the Warrants are offered and to be sold without registration under the Securities Act of 1933 (the "Act") to a limited number of accredited investors in reliance upon the exemption provided by Section 4(2) of the Act and Rule 506 promulgated thereunder, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. An appropriate restrictive legend will be placed on the certificates representing the Shares and the Warrants, as well as on the certificates representing the shares underlying the Warrants upon exercise, unless registered under the Act prior to issuance.

Item 8.01 Other Events

Registrant’s Chairman of the Board and President and CEO Annual Compensation and Bonuses and Success Fees

On December 25, 2006, the Board of Directors approved effective as of January 1, 2007, an annual compensation of £168,000 ($329,220) to the President and CEO of the Registrant, Mr. Guy Nissenson; and an annual compensation of £168,000 ($329,220) to the Chairman of the Board of Directors of the Registrant, Mr. Abraham Keinan.

The Board of Directors further resolved that the Registrant and its wholly-owned UK based subsidiary, Swiftnet Limited will enter into appropriate written agreements with Messrs Nissenson and Keinan to reflect the above-mentioned resolution. These new agreements will supersede prior compensation agreements and Board of Directors resolutions regarding Mr. Nissenson, Campbeltown Business Ltd., and Mr. Keinan.

It was further resolved by the Board of Directors that bonuses and success fees to Messrs Nissenson and Keinan will be discussed separately, taking into account revenues and profit growth in 2007.

The above-mentioned resolutions were approved by all non-interested members of the Board of Directors, following a review and discussion by the Registrant’s Audit Committee.

Repayment of Registrant’s Chairman of the Board Loan

On December 26, 2006, the Registrant's Chairman of the Board, Mr. Abraham Keinan, repaid the final payment due under his September 29, 2000 Promissory Note, in the amount of £123,965 ($242,927).

Annual Meeting of Shareholders

On December 28, 2006, an Annual Meeting of shareholders was held at the offices of Gersten Savage, LLP in New York. The following items were approved by the shareholders at the above-mentioned Annual Meeting:

(i)
The election of eight members to the Board of Directors to serve until the next Meeting of Stockholders of the Registrant held for this purpose and until their successors are duly elected and qualified.

(ii)
The appointment of Stark, Winter, Scheinkein & Co., LLP as the Registrant’s Independent Certified Public Accountants, for the fiscal year ending December 31, 2006, and the first three quarters of the fiscal year ending December 31, 2007.

(iii)
An amendment to the Registrant's Articles of Incorporation (the "Articles of Incorporation") whereby the Articles of Incorporation will be amended to provide for an authorized capital of 75,000,000 shares of Common Stock $0.001 par value. In addition, the amendment will eliminate the 50,000,000 authorized shares of Preferred Stock.

(iv)
Any and all issuances of warrants to Mr. Wade Spooner, pursuant to Section 3.4 (“Acquisition Bonus”) of that certain Employment Agreement dated March 10, 2005, between the Registrant’s wholly-owned subsidiary, Xfone USA, Inc. and Mr. Wade Spooner.

(v)
Any and all issuances of warrants to Mr. Ted Parsons, pursuant to Section 3.4 (“Acquisition Bonus”) of that certain Employment Agreement dated March 10, 2005, between the Registrant’s wholly-owned subsidiary, Xfone USA, Inc. and Mr. Ted Parsons.

The definitive Proxy Statement was filed on December 14, 2006 with the U.S. Securities and Exchange Commission (file number: 001-32521) and can be viewed at: www.sec.gov

Item 9.01. Financial Statements and Exhibits.

10.93	Agreement dated December 28, 2006, by and between the Company, Halman-Aldubi Provident Funds Ltd., and Halman-Aldubi Pension Funds Ltd. [translation from Hebrew].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: December 28, 2006	By:	/s/ Guy Nissenson
Guy Nissenson President and Chief Executive Officer